Exhibit 99.1

00:00:00.000 --> 00:00:06.720

All right. Hello and welcome to a special meeting of the shareholders of Banzai International,

00:00:06.720 --> 00:00:13.240

Inc. I am Joseph Davy, Chief Executive Officer of the company. There are five items of business

00:00:13.240 --> 00:00:18.580

on today's agenda. One, to grant the board authority to issue shares of our Class A Common

00:00:18.580 --> 00:00:24.200

Stock in excess of 20% of the number of shares issued and outstanding as of the closing of

00:00:24.200 --> 00:00:29.040

a merger by and among the company, Banzai Reel Acquisition Inc., a Delaware corporation

00:00:29.040 --> 00:00:35.240

and wholly owned subsidiary of Banzai, ClearDoc, Inc., a Delaware corporation who does business

00:00:35.240 --> 00:00:40.120

as OpenReel and stockholders of OpenReel pursuant to that certain agreement and plan

00:00:40.120 --> 00:00:46.360

a merger dated as of December 10, 2024, between the aforementioned parties. For purposes of

00:00:46.360 --> 00:00:51.240

complying with NASDAQ Listing Rule 5635D, we need shareholder approval of the issuance

00:00:51.240 --> 00:00:56.280

of Class A Common Stock, including upon the exercise of prefunded warrants in an amount

00:00:56.280 --> 00:01:01.920

equal to or in excess of 20% of the Class A Common Stock and Class B Common Stock outstanding

00:01:01.920 --> 00:01:06.080

immediately prior to the closing of the merger. The proxy statement referred to this proposal

00:01:06.080 --> 00:01:12.760

as the merger issuance proposal. Two, to authorize the issuance of shares of Class A Common Stock,

00:01:12.760 --> 00:01:16.600

including upon exercise of the warrants issue, issuable pursuant to that certain securities

00:01:16.600 --> 00:01:21.920

purchase agreement dated as of September 24, 2024 between the company and one institutional

00:01:21.920 --> 00:01:28.240

investor and in an amount equal to or in excess of 20% of all common stock outstanding on

00:01:28.240 --> 00:01:33.200

the date of the purchase agreement to comply with NASDAQ Rule 5635D. The proxy statement

00:01:33.200 --> 00:01:38.240

referred to the proposal as private financing issuance proposal. Three, to amend the Amended & Restated

00:01:38.240 --> 00:01:43.480

Certificate of Incorporation to allow for shareholder approval via written consents.

00:01:43.480 --> 00:01:47.600

Proxy statement referred to this proposal as the written consent proposal. Four, to

00:01:47.600 --> 00:01:51.920

increase the number of shares available for issuance under our 2023 Equity Incentive

00:01:51.920 --> 00:02:00.440

Plan from 102,319 to 10 million. The proxy statement referred to this proposal as the

00:02:00.440 --> 00:02:07.000

option proposal. Five, to approve one or more adjournments if necessary. Since we have sufficient

00:02:07.000 --> 00:02:11.880

votes to approve the foregoing proposals, this meeting will not be adjourned. Being

00:02:11.880 --> 00:02:15.320

appointed by the Board of Directors, I will act as chairman of this meeting and Alvin

00:02:15.320 --> 00:02:20.160

Yip, the inspector, will act as inspector of this meeting. The following directors are

00:02:20.160 --> 00:02:26.920

present at the meeting. Joseph Davy, chief executive officer, chairman and director,

00:02:26.920 --> 00:02:33.280

and Alvin Yip, our interim chief financial officer. I believe that that is it. I

00:02:33.280 --> 00:02:38.200

just want to confirm that. Yes, that is it.

00:02:38.200 --> 00:02:40.120

Yes, Joe.

00:02:40.120 --> 00:02:50.040

Thank you. Let's see. Also present today are Alvin Yip, the company's interim CFO, and

00:02:50.040 --> 00:02:55.120

Rachael Schmierer, a representative from our outside U.S. securities counsel, Hunter Taubman

00:02:55.120 --> 00:03:01.080

Fischer & Li LLC is also present. With certain exceptions, all persons who held shares of

00:03:01.080 --> 00:03:05.520

the company on the record date January 13, 2025, were permitted to vote for this shareholders

00:03:05.520 --> 00:03:09.680

meeting. Many shareholders have already submitted their proxies. All proxies will be voted as

00:03:09.680 --> 00:03:15.040

marked. If you have already voted by proxy, you do not need to take any further action.

00:03:15.040 --> 00:03:18.020

Before we continue, I would like to review some of the rules for the meeting. Stockholders

00:03:18.020 --> 00:03:22.040

who would like to ask a question may do so by writing a question in the chat room of

00:03:22.040 --> 00:03:25.600

the meeting at any time during the meeting. I will review the questions after revealing

00:03:25.600 --> 00:03:30.160

the vote and then answer certain selected questions.

00:03:30.160 --> 00:03:36.640

Thank you, Joe. As inspector of the election, I would like to report some preliminary matters.

00:03:36.640 --> 00:03:42.600

First, we have reached a quorum since the holders of more than a majority of the outstanding

00:03:42.600 --> 00:03:49.200

shares have returned proxies to us. Second, we have received a statement from Broadridge,

00:03:49.200 --> 00:03:55.960

our proxy interpolator, showing that notice and proxy materials were properly mailed to

00:03:55.960 --> 00:04:03.340

our shareholders on February 17, 2025. These records are available for inspection at this

00:04:03.340 --> 00:04:12.280

meeting to anyone who wishes to review them. Since the quorum is present, the meeting is

00:04:12.280 --> 00:04:18.320

duly constituted and the business of the meeting can begin.

00:04:18.320 --> 00:04:23.200

Thank you, inspector. I will now discuss the matter to be voted on at this meeting. Inspector,

00:04:23.200 --> 00:04:26.480

were there any shareholder nominations or proposals for business at this meeting filed

00:04:26.480 --> 00:04:29.280

with you? No.

00:04:29.280 --> 00:04:32.160

Then the business of the meeting is limited to the five matters on the agenda mentioned

00:04:32.160 --> 00:04:36.520

above. I would like to report that of the proxies received, the votes submitted are

00:04:36.520 --> 00:04:42.280

as follows. For proposal number one, the merger issuance proposal, with the shareholders of

00:04:42.280 --> 00:04:48.140

OpenReel common stock not being permitted to vote, 66.94% of the Class A Common Stock,

00:04:48.140 --> 00:04:55.480

the Class A Common Stock shares voted in favor of the merger issuance proposal, 33.06% of the

00:04:55.480 --> 00:05:01.060

Class A Common Stock voted against or abstained, 100% of the Class B Common Stock, the class

00:05:01.060 --> 00:05:05.360

Class B Stock together with the Class A Stock, the common stock shares voted in favor of the

00:05:05.360 --> 00:05:12.140

merger issuance proposal, 0% of the Class B Stock voted against or abstained. For proposal

00:05:12.140 --> 00:05:16.200

number two, the private financing proposal with the holders of the private warrants not

00:05:16.200 --> 00:05:21.360

being permitted to vote, 99.62% of the shares of the common stock voted in favor of the

00:05:21.360 --> 00:05:26.720

private financing issuance proposal, 0.38% of the shares of common stock voted against

00:05:26.720 --> 00:05:33.360

or abstained. For proposal number three, the written consent proposal, 99.65% of the shares

00:05:33.360 --> 00:05:40.400

of common stock voted in favor of the written consent proposal, 0.53% of the shares of common

00:05:40.400 --> 00:05:48.040

stock voted against or abstained. For proposal number four, the option proposal, 99.53% of

00:05:48.040 --> 00:05:54.820

the shares of common stock voted in favor of the option proposal and 0.47 of the shares

00:05:54.820 --> 00:05:58.040

of common stock voted against or abstained.

00:05:58.040 --> 00:06:03.960

For proposal number five, the adjournment proposal 99.60% of the shares of common stock

00:06:03.960 --> 00:06:13.960

voted in favor of the adjournment proposal and 0.40% of the shares of common stock voted

00:06:13.960 --> 00:06:16.480

against or abstained.

00:06:16.480 --> 00:06:18.840

The proposals have been approved.

00:06:18.840 --> 00:06:23.040

Ladies and gentlemen, we have already finished the business set out in our agenda of the

00:06:23.040 --> 00:06:24.040

meeting.

00:06:24.040 --> 00:06:27.520

I will take a few moments to review the questions provided in the chat room.

00:06:27.520 --> 00:06:32.800

After reviewing the questions, I will let you know.

00:06:32.800 --> 00:06:34.800

Let's see.

00:06:34.800 --> 00:06:36.800

Okay.

00:06:36.800 --> 00:06:44.480

We've got one question here, which I will answer now.

00:06:44.480 --> 00:06:48.520

The question is, what specific capabilities or technologies are we prioritizing in these

00:06:48.520 --> 00:06:52.640

MarTech acquisitions to strengthen our competitive position in the market?

00:06:52.640 --> 00:06:54.000

This is a fantastic question.

00:06:54.000 --> 00:06:56.480

Thank you for asking.

00:06:56.480 --> 00:07:08.440

We have a belief that the future marketing technology is going to include both more automation

00:07:08.440 --> 00:07:11.440

and more AI.

00:07:11.440 --> 00:07:16.640

And we talk a lot about how we think that is going to play out.

00:07:16.640 --> 00:07:25.080

But in terms of what we think about when we are looking at acquisitions, first of all,

00:07:25.080 --> 00:07:28.640

we are not looking at buying pure technologies.

00:07:28.640 --> 00:07:35.960

We are really looking at buying operating businesses that have a technology solution

00:07:35.960 --> 00:07:37.160

attached to them.

00:07:37.160 --> 00:07:41.880

In other words, we don't want to buy something that is an unproven product or something that

00:07:41.880 --> 00:07:44.760

might be an interesting thing down the road.

00:07:44.760 --> 00:07:49.760

In most cases, what we are looking at are operating businesses that we feel have an

00:07:49.760 --> 00:07:55.320

existing customer base, already have market demand, and where we think that our existing

00:07:55.320 --> 00:08:00.600

customers want that product, that that adds something in terms of the customer value we

00:08:00.600 --> 00:08:08.100

can create, and that the products that we already offer will create value for their

00:08:08.100 --> 00:08:09.100

customer base.

00:08:09.100 --> 00:08:13.160

So we think a lot more about the customer base.

00:08:13.160 --> 00:08:24.440

In terms of the technology or capabilities, though, we are really looking at how can this

00:08:24.440 --> 00:08:33.480

grow the AI context that we can control, the private context, meaning the data that we

00:08:33.480 --> 00:08:41.840

can gather, or the assets that we can gather that can help our AI better understand the

00:08:41.840 --> 00:08:48.000

businesses, that better understand our customers, so that ultimately we can build more useful,

00:08:48.000 --> 00:08:56.800

more interesting AI features, AI functionality to automate more stuff, get stuff done faster

00:08:56.800 --> 00:08:57.800

for the customers.

00:08:57.800 --> 00:09:00.360

It is a really pretty simple strategy.

00:09:00.360 --> 00:09:06.020

The more that we understand and the more that we can put into that AI context over time,

00:09:06.020 --> 00:09:10.560

the more AI will be able to do for you and the less our customers will have to go out

00:09:10.560 --> 00:09:12.280

and do stuff on their own.

00:09:12.280 --> 00:09:21.000

So for example, we just a couple weeks ago rolled out Create Studio 4, which is a fantastic

00:09:21.000 --> 00:09:22.000

product.

00:09:22.000 --> 00:09:25.780

If you haven't already checked this out, go to createstudio.com.

00:09:25.780 --> 00:09:28.020

You can buy the product right on the website.

00:09:28.020 --> 00:09:30.820

It's a very affordable product.

00:09:30.820 --> 00:09:33.360

I think everybody will be really impressed with it.

00:09:33.360 --> 00:09:39.480

But that Create Studio 4 includes a lot of new AI features.

00:09:39.480 --> 00:09:45.280

For example, our customers can now answer a small handful of questions and generate

00:09:45.280 --> 00:09:48.760

an entire video ad campaign inside Create Studio.

00:09:48.760 --> 00:09:54.480

It creates content for them, creates scenes, writes scripts, does everything they need

00:09:54.480 --> 00:09:59.200

to do, generates 3D avatars, all the stuff that they would want to do on their own.

00:09:59.200 --> 00:10:06.800

So the product already made it easy for you to do that, but now leveraging AI, the version

00:10:06.800 --> 00:10:10.160

3 of the product took something that would originally take a week and shrunk it down

00:10:10.160 --> 00:10:11.960

to an hour.

00:10:11.960 --> 00:10:17.640

Now it takes something that would take an hour and shrinks it down to 5 or 10 minutes.

00:10:17.640 --> 00:10:24.900

And so this is really powerful because it gives ordinary marketing managers the superpower

00:10:24.900 --> 00:10:33.560

to be able to generate their own content without having to bring in a video animator, 3D animator,

00:10:33.560 --> 00:10:38.560

stuff like that, which is incredibly, incredibly valuable.

00:10:38.560 --> 00:10:43.520

And we think a lot about that when we're thinking about products is basically what superpower

00:10:43.520 --> 00:10:46.600

does this give the customer?

00:10:46.600 --> 00:10:56.600

And we call it the magic mushroom, basically, reference to Super Mario Brothers.

00:10:56.600 --> 00:11:00.080

But what superpower does the customer get from this?

00:11:00.080 --> 00:11:04.200

And so in the case of Create Studio 4, by adding in those AI features, it does that.

00:11:04.200 --> 00:11:11.560

Now once we have a greater context about the customer, so once we know more about their

00:11:11.560 --> 00:11:16.680

business, we can bring in their website, bring in their product information, their knowledge

00:11:16.680 --> 00:11:23.320

base, their notion, all that stuff, then we'll be able to automatically create and suggest

00:11:23.320 --> 00:11:26.800

new video projects for them, maybe even generate those projects for them without them even

00:11:26.800 --> 00:11:28.120

having to ask for it.

00:11:28.120 --> 00:11:32.260

So that's the kind of stuff that's coming up down the road.

00:11:32.260 --> 00:11:35.080

So when we're looking at acquisitions, we're really looking at things that get more of

00:11:35.080 --> 00:11:38.640

that data into the context that we control.

00:11:38.640 --> 00:11:41.840

So hope that helps answer your question.

00:11:41.840 --> 00:11:44.600

Thanks because I thought that was a great question.

00:11:44.600 --> 00:11:48.300

We have one more question.

00:11:48.300 --> 00:11:49.600

This is from James.

00:11:49.600 --> 00:11:53.600

What are some major catalyst stockholders can expect for the near future?

00:11:53.600 --> 00:11:57.760

What are some expected revenues with the current acquisitions?

00:11:57.760 --> 00:12:00.720

So great question.

00:12:00.720 --> 00:12:12.200

I think what we've kind of publicly disclosed so far is that the consolidated, unaudited

00:12:12.200 --> 00:12:27.240

2024 revenues were roughly $44 million for the acquisitions that we have signed and announced.

00:12:27.240 --> 00:12:38.960

And so that represents roughly a 900% growth versus where we started last year.

00:12:38.960 --> 00:12:45.680

So that's a major catalyst for us.

00:12:45.680 --> 00:12:49.080

And so you think about grow the business.

00:12:49.080 --> 00:12:51.880

Obviously we're issuing some shares here.

00:12:51.880 --> 00:12:54.800

So there's some dilution associated with that.

00:12:54.800 --> 00:12:59.320

But if you grow the business 10x in the process of doing that, what we think a lot about is

00:12:59.320 --> 00:13:01.800

just how do we grow revenue per share?

00:13:01.800 --> 00:13:03.960

How do we grow earnings per share?

00:13:03.960 --> 00:13:11.200

So look, I think the catalysts are continuing to see the top line growth.

00:13:11.200 --> 00:13:19.000

We believe that as we grow that top line that we will see more.

00:13:19.000 --> 00:13:21.880

First of all, we'll just be a bigger company.

00:13:21.880 --> 00:13:25.880

We'll see more customer cross sales because we'll have more products that we can offer

00:13:25.880 --> 00:13:27.760

to the existing customer base.

00:13:27.760 --> 00:13:29.320

We'll be able to grow that AI context.

00:13:29.320 --> 00:13:32.080

We'll be able to create more customer value.

00:13:32.080 --> 00:13:37.520

We'll be able to ultimately be a bigger company.

00:13:37.520 --> 00:13:44.880

We'll be able to hopefully get picked up by larger funds, larger investors.

00:13:44.880 --> 00:13:50.680

And over time, we'll have a much more competitive offering overall because we'll be able to

00:13:50.680 --> 00:13:56.840

solve a lot more different problems for customers and grow that ASP and make them stickier and

00:13:56.840 --> 00:13:57.840

all of that.

00:13:57.840 --> 00:14:00.280

So that's a big focus area for us.

00:14:00.280 --> 00:14:08.000

I think the other thing is really just focusing on getting to profitability.

00:14:08.000 --> 00:14:09.000

Obviously you can't make...

00:14:09.000 --> 00:14:14.560

I don't think we've made any public statements about that yet other than to say that it is

00:14:14.560 --> 00:14:17.080

a big priority for us right now.

00:14:17.080 --> 00:14:22.120

And putting these acquisitions together, the purchase price that we're paying for them

00:14:22.120 --> 00:14:24.200

is very affordable on average.

00:14:24.200 --> 00:14:26.400

I think we're paying two times revenue.

00:14:26.400 --> 00:14:31.520

The average company in the comps that we look at is valued at about six and a half times

00:14:31.520 --> 00:14:33.300

revenue.

00:14:33.300 --> 00:14:35.960

So we think that we'll start to see that multiple expansion.

00:14:35.960 --> 00:14:39.920

We think that that will ultimately reflect in the share price going up.

00:14:39.920 --> 00:14:44.880

Again, we can't control that, but we think as the company grows, as the profitability

00:14:44.880 --> 00:14:50.740

grows, as the revenue grows, as the customer base grows, as the stickiness grows, the average

00:14:50.740 --> 00:14:55.640

customer value grows, we'll start to see that reflected in the financial results.

00:14:55.640 --> 00:14:58.920

We'll start to see that reflected in the share price.

00:14:58.920 --> 00:15:02.040

And I think we're hopefully...

00:15:02.040 --> 00:15:10.960

We've got our 10K coming out on 3/31 that will partially reflect this.

00:15:10.960 --> 00:15:14.840

Hopefully our Q1s will even further reflect it.

00:15:14.840 --> 00:15:19.400

So we said we're going to do this starting last year.

00:15:19.400 --> 00:15:20.840

We've delivered on that promise.

00:15:20.840 --> 00:15:23.420

I think we're hopefully going to continue doing it this year.

00:15:23.420 --> 00:15:28.080

So far we've been able to find really great deals and really great businesses to incorporate.

00:15:28.080 --> 00:15:32.320

So thank you for the question.

00:15:32.320 --> 00:15:33.320

Let's see.

00:15:33.320 --> 00:15:37.240

We've got a couple more questions here, so I just want to make sure I'm addressing all

00:15:37.240 --> 00:15:38.240

of them.

00:15:38.240 --> 00:15:40.760

So I got a question from Van.

00:15:40.760 --> 00:15:43.720

Considering that you're attracting and financing new acquisitions by issuing warrants, how

00:15:43.720 --> 00:15:47.220

do you plan to manage dilution strategically in order to maintain the value of the stock?

00:15:47.220 --> 00:15:48.520

This is a great question.

00:15:48.520 --> 00:15:49.520

Thank you, Van.

00:15:49.520 --> 00:15:52.640

Look, I think a couple of things.

00:15:52.640 --> 00:16:00.480

Number one, when we're making an acquisition and we're using stock to do that, we're really

00:16:00.480 --> 00:16:06.040

looking for people, looking for shareholders that we think are going to be long-term shareholders

00:16:06.040 --> 00:16:08.120

that believe in the long-term vision of the business.

00:16:08.120 --> 00:16:13.960

I think in a lot of cases, it doesn't make financial sense for, if you're a private equity

00:16:13.960 --> 00:16:18.760

firm that owns a SaaS business, it doesn't make financial sense for you to do a deal

00:16:18.760 --> 00:16:23.360

at a 2x multiple unless you believe that that shareholder value is going to get created

00:16:23.360 --> 00:16:25.120

over time.

00:16:25.120 --> 00:16:31.800

And so that's, I think, the primary investment thesis from their perspective, from the perspective

00:16:31.800 --> 00:16:33.920

of the companies that we're buying.

00:16:33.920 --> 00:16:39.400

And so I think the strategy of using shares in pre-funded warrants is actually a great

00:16:39.400 --> 00:16:42.480

strategy.

00:16:42.480 --> 00:16:49.880

It minimizes the immediate impact in terms of dilution, and it also allows us to have

00:16:49.880 --> 00:16:58.200

a lot more visibility into the holdings and all of that for the folks that hold those

00:16:58.200 --> 00:17:02.580

warrants because we know in their exercise and everything else.

00:17:02.580 --> 00:17:06.920

So we can manage the relationships with those shareholders.

00:17:06.920 --> 00:17:10.680

But mainly, I think it's just having great relationships with those shareholders, finding

00:17:10.680 --> 00:17:14.360

shareholders that are like-minded, believe in the long-term vision.

00:17:14.360 --> 00:17:19.640

And so far, I think everybody that we've worked with believes in that long-term value creation,

00:17:19.640 --> 00:17:20.960

and that's really why they're here.

00:17:20.960 --> 00:17:28.920

So I think everybody's in it for the long run, and we hope that they'll continue to

00:17:28.920 --> 00:17:30.400

be long-term shareholders here.

00:17:30.400 --> 00:17:32.400

Thank you for the question.

00:17:32.400 --> 00:17:37.560

Let's see.

00:17:37.560 --> 00:17:42.680

Question from M. Asked, how does Act-On compare or compete with market leaders like HubSpot?

00:17:42.680 --> 00:17:46.920

Are you looking at social media marketing tools, web crawlers, DSPs, keywords, and SEO

00:17:46.920 --> 00:17:49.120

tools in the future?

00:17:49.120 --> 00:17:50.280

So two questions.

00:17:50.280 --> 00:17:53.000

So I'll answer the first one first.

00:17:53.000 --> 00:17:57.200

So when we started looking at Act-On, we've obviously been familiar with Act-On for a long

00:17:57.200 --> 00:17:58.200

time.

00:17:58.200 --> 00:18:01.920

I think Act-On has been one of the kind of top five competitors in that space.

00:18:01.920 --> 00:18:10.520

HubSpot has obviously built a fantastic business, and that's great for them.

00:18:10.520 --> 00:18:15.400

But when we started looking at this, we really wanted to look at this from the perspective

00:18:15.400 --> 00:18:19.840

of creating customer value.

00:18:19.840 --> 00:18:24.160

And at first, we weren't really sure what to think about it.

00:18:24.160 --> 00:18:30.800

But as we started digging into the Act-On product and the Act-On business, we just became really,

00:18:30.800 --> 00:18:36.360

really impressed with the product that they've built.

00:18:36.360 --> 00:18:41.840

These guys have invested over $19 million in product development over the last couple

00:18:41.840 --> 00:18:42.840

of years.

00:18:42.840 --> 00:18:45.760

They've completely rebuilt their engineering leadership.

00:18:45.760 --> 00:18:52.880

They've built a ton of AI features that nobody else has, things like smart segments, things

00:18:52.880 --> 00:18:59.120

like automatically detecting correlations in your data that can help marketers better

00:18:59.120 --> 00:19:01.200

define their strategies.

00:19:01.200 --> 00:19:05.420

So this is stuff that nobody else has, like nobody else has in this business.

00:19:05.420 --> 00:19:09.160

We think a lot of the competitors have been under invested in.

00:19:09.160 --> 00:19:12.320

Obviously HubSpot has built a phenomenal brand.

00:19:12.320 --> 00:19:17.520

But our opinion is that the Act-On product is the best product in the marketing automation

00:19:17.520 --> 00:19:20.920

space today in terms of capabilities.

00:19:20.920 --> 00:19:25.360

We're super excited to be able to bring that product to our customer base.

00:19:25.360 --> 00:19:30.960

As you guys know, we have over 90,000 customers today, so we have a lot of expansion opportunity

00:19:30.960 --> 00:19:34.440

now to bring that product into those customers.

00:19:34.440 --> 00:19:42.320

And I think it's going to be very successful in terms of cross sales to those customers.

00:19:42.320 --> 00:19:47.800

So we're really excited to get that integrated in and start working on it.

00:19:47.800 --> 00:19:52.640

And so the second question is, are you looking at social media marketing tools, web crawlers,

00:19:52.640 --> 00:19:54.600

DSPs, keyword SEO tools?

00:19:54.600 --> 00:20:06.760

I think the answer here is we're looking at any tools that build our moat of data that

00:20:06.760 --> 00:20:13.280

we can leverage for AI context, build our moat of assets that we can leverage across

00:20:13.280 --> 00:20:15.880

different products.

00:20:15.880 --> 00:20:21.640

So we have looked at SEO tools.

00:20:21.640 --> 00:20:25.640

We have looked at social media marketing.

00:20:25.640 --> 00:20:29.380

We have looked at DSPs.

00:20:29.380 --> 00:20:34.560

So I think there's a lot of opportunities out there right now.

00:20:34.560 --> 00:20:40.300

High level things that we also care about are basically the overall customer retention

00:20:40.300 --> 00:20:43.200

and net retention of the businesses that we're looking at.

00:20:43.200 --> 00:20:48.160

So we really want to find tool categories that are already sticky themselves.

00:20:48.160 --> 00:20:51.600

The stickier customers we can bring in, the easier it's going to be for us to grow that

00:20:51.600 --> 00:20:53.320

business and expand that business.

00:20:53.320 --> 00:20:58.600

If you find something that's struggling there, there's going to be a bit of a turnaround

00:20:58.600 --> 00:21:00.920

effort to fix it.

00:21:00.920 --> 00:21:03.640

So we want to find stuff that customers already love the product.

00:21:03.640 --> 00:21:05.520

They're already using the product.

00:21:05.520 --> 00:21:07.080

They've already got a fanatical customer base.

00:21:07.080 --> 00:21:08.240

I'll give you a great example.

00:21:08.240 --> 00:21:09.240

This is Create Studio.

00:21:09.240 --> 00:21:16.600

When we did the Create Studio launch, we had over 2,600 people just on the launch call

00:21:16.600 --> 00:21:21.560

to introduce the new product, and it's an incredibly fanatical customer base.

00:21:21.560 --> 00:21:25.100

The customers love this product.

00:21:25.100 --> 00:21:27.080

They're absolutely rabid about this product.

00:21:27.080 --> 00:21:32.160

And so we want to find those types of customer bases where the customers are already very

00:21:32.160 --> 00:21:34.680

sticky and really love the products that are out there.

00:21:34.680 --> 00:21:42.160

So I would say anything that we think is tangential to our existing product line, anything we

00:21:42.160 --> 00:21:46.960

think our existing customers would want to add on and make sense for them to add on in

00:21:46.960 --> 00:21:52.560

that context is stuff that we're looking at as potential acquisitions.

00:21:52.560 --> 00:22:01.160

So thank you for the question.

00:22:01.160 --> 00:22:02.560

This is a great question.

00:22:02.560 --> 00:22:05.480

Are there additional areas of technologies you're exploring to further enhance Banzai's

00:22:05.480 --> 00:22:07.820

offerings?

00:22:07.820 --> 00:22:11.360

There are a handful of areas that we're looking at.

00:22:11.360 --> 00:22:24.080

I would say the things that are most interesting to me right now probably are number one, I

00:22:24.080 --> 00:22:29.400

think the advertising space is really interesting.

00:22:29.400 --> 00:22:34.400

Not the ad platform space necessarily, but ad tech.

00:22:34.400 --> 00:22:38.800

I think that AI is going to absolutely transform this space over the next few years.

00:22:38.800 --> 00:22:45.920

We're going to see AI that can generate your ads, run those ads across different platforms,

00:22:45.920 --> 00:22:49.820

see what's working, see what's not working, automatically adjust your audiences, automatically

00:22:49.820 --> 00:22:55.440

adjust your bidding strategies, automatically shift your budget to the areas that are performing

00:22:55.440 --> 00:22:57.120

the best.

00:22:57.120 --> 00:23:02.640

Maybe even that can go into your landing pages or into your website and do live personalization

00:23:02.640 --> 00:23:05.680

or a live generation of content there.

00:23:05.680 --> 00:23:10.040

And so basically a fully closed loop system for customer acquisition.

00:23:10.040 --> 00:23:14.840

I think we're going to see AI really take over that space.

00:23:14.840 --> 00:23:18.400

So right now there's a lot of people doing pieces of that.

00:23:18.400 --> 00:23:24.240

And I think putting all those pieces together in a platform that can give that closed loop

00:23:24.240 --> 00:23:26.320

is going to be really powerful.

00:23:26.320 --> 00:23:29.900

So we're looking into that actively right now.

00:23:29.900 --> 00:23:39.600

I think customer success technology, so like customer experience enablement, learning management.

00:23:39.600 --> 00:23:43.380

As I said, we're really focused on things that can bring data into our platform.

00:23:43.380 --> 00:23:49.800

So marketing ETL, attribution, analytics, products like that are really interesting

00:23:49.800 --> 00:23:50.800

categories for us.

00:23:50.800 --> 00:23:57.280

So basically anything we think will grow that AI context that we can then leverage to deliver

00:23:57.280 --> 00:24:03.880

new interesting features for our customers.

00:24:03.880 --> 00:24:08.000

Let's see.

00:24:08.000 --> 00:24:13.320

Last one here is will the revenues be fully realized in Q1 2025?

00:24:13.320 --> 00:24:15.560

Four million, 44 million ARR.

00:24:15.560 --> 00:24:21.880

I think the 44 million ARR number is going to be, again, that's an unaudited number,

00:24:21.880 --> 00:24:28.640

but that's the number that's going to be disclosed as part of the kind of consolidated filings

00:24:28.640 --> 00:24:32.240

that we're in the process of doing right now.

00:24:32.240 --> 00:24:35.400

Part of this is we got to get the acquisition of Act-On closed.

00:24:35.400 --> 00:24:38.160

We're making good progress on that.

00:24:38.160 --> 00:24:42.440

So I think hopefully we're pretty close on that.

00:24:42.440 --> 00:24:48.200

So assuming we get Act-On closed and everything else, I mean, I think that's the number that

00:24:48.200 --> 00:24:50.040

we put out there publicly.

00:24:50.040 --> 00:24:54.600

So that would be the number as of 12-31-2024.

00:24:54.600 --> 00:25:02.480

And then I think the Q1 number is going to reflect all of the stuff that happened in

00:25:02.480 --> 00:25:05.540

Q1 in addition to that.

00:25:05.540 --> 00:25:10.880

So the Q1 number will come out mid-May, I think, right Alvin?

00:25:10.880 --> 00:25:11.880

Right.

00:25:11.880 --> 00:25:12.880

Yeah.

00:25:12.880 --> 00:25:13.880

Yeah.

00:25:13.880 --> 00:25:21.200

So I think the Q1 numbers will be really, really interesting for folks.

00:25:21.200 --> 00:25:26.200

So let's see.

00:25:26.200 --> 00:25:34.760

Just wanted to emphasize that we have, I think, announced three total acquisitions in the

00:25:34.760 --> 00:25:41.560

last 75 days, OpenReel, Vidello, and Act-On.

00:25:41.560 --> 00:25:42.880

We've already closed two of those.

00:25:42.880 --> 00:25:45.280

We've already closed OpenReel and Vidello.

00:25:45.280 --> 00:25:47.940

We're working on Act-On right now.

00:25:47.940 --> 00:25:51.180

We are actively in talks with other folks as well.

00:25:51.180 --> 00:25:57.320

We don't have anything to share publicly about that right now, but we're always open to other

00:25:57.320 --> 00:25:58.780

exciting opportunities.

00:25:58.780 --> 00:26:01.660

We've had a lot of people reach out to us.

00:26:01.660 --> 00:26:04.200

So I do think there's a lot of great opportunities in the space right now.

00:26:04.200 --> 00:26:10.920

So very excited to share updates with you guys as soon as we have them ready to go.

00:26:10.920 --> 00:26:15.560

So we're just going to grow this business to the moon.

00:26:15.560 --> 00:26:17.940

That's our plan and our aspiration here.

00:26:17.940 --> 00:26:24.900

So thank you all for all the questions today.

00:26:24.900 --> 00:26:26.060

Let's see.

00:26:26.060 --> 00:26:29.960

Seeing no further questions, that concludes the formal business of today's shareholders

00:26:29.960 --> 00:26:30.960

meeting.

00:26:30.960 --> 00:26:33.820

I declare that the formal part of today's meeting is hereby adjourned.

00:26:33.820 --> 00:26:36.980

Thank you for your attendance in supporting Banzai International, Inc.

00:26:36.980 --> 00:26:39.700

Be safe and have a great rest of your day.

00:26:39.700 --> 00:26:40.700

Thank you, everyone.

00:26:40.700 --> 00:26:41.700

Bye-bye.

00:26:41.700 --> 00:27:11.540

Thank you to everyone for the great questions.